Welcome Gabe Butler Vice President, Investor Relations-Designate 2

3 Disclosures Forward-Looking Statements The information in this presentation has been prepared in connection with the previously announced plan by KBR, Inc. (“KBR” or “RemainCo”) to spin off (the “spin-off”) its Mission Technology Solutions business (the “Company,” “Trinzic, Inc.” or “Trinzic”) from information provided by management and other sources. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than historical information or current facts are forward looking statements, including, but not limited to statements regarding: the anticipated timing of the spin-off, the structure, benefits and tax treatment of the spin-off; the strategic, operational and financial advantages of Trinzic following the spin-off; expected leadership transitions in connection with the spin-off; and the business strategies, prospects, projections and future financial results of Trinzic. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “guidance,” “intend,” “may,” “might,” “outlook,” “predict,” “plan,” “potential,” “project,” “pursue,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although KBR and Trinzic believe that the expectations reflected in any forward-looking statements made in this presentation are based on reasonable assumptions, these expectations may not be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, including that the spin-off may not be completed within the anticipated time period or at all; the spin-off may not achieve its intended benefits or entail unanticipated costs; uncertainty regarding Trinzic’s expected financial performance; Trinzic’s ability to achieve its anticipated capital structure, including the future availability of credit; financing transactions undertaken or expected to be undertaken in connection with the spin-off and risks associated with indebtedness; uncertainty, delays or reductions in government funding, appropriations and payments; Trinzic’s ability to compete in the markets in which it operates; economic, political, regulatory, foreign exchange, and other risks of international operations; Trinzic’s lack of operating history as an independent, publicly traded company and unreliability of historical combined financial information as an indicator of Trinzic’s past results; Trinzic’s ability to manage its liquidity; delays, cancellations or reversals of contract awards due to bid protests or legal challenges; and tariffs, inflation, recession, military conflicts, natural and other disasters. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the section entitled “Risk Factors” in KBR’s recently filed Annual Report on Form 10-K, any subsequent Form 10-Qs and Form 8-Ks and other documents KBR may file from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the section entitled “Risk Factors” in the information statement included in the registration statement on Form 10 that Trinzic filed with the SEC on September 30, 2026, as amended on November 6, 2026, in connection with the spin-off. The forward-looking statements included in this presentation represent KBR’s and Trinzic’s views as of the date hereof and should not be relied upon as representing KBR’s or Trinzic’s views as of any date subsequent to the date hereof. Except as required by law, KBR and Trinzic undertake no obligation to revise or update publicly any forward-looking statements for any reason. Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures, including Adj. EBITDA and Adj. EBITDA margin. KBR and Trinzic believe these non-GAAP financial measures provide a view of Trinzic’s core performance and enable a reader of its financial statements to make a more informed assessment of such core performance over comparable periods. While Trinzic believes that these non-GAAP financial measures are useful in evaluating its financial information, they should be considered supplemental in nature and should not be considered as superior to or as a substitute for the financial information of Trinzic prepared in accordance with U.S. GAAP. Other companies may define similar measures differently, and the presentations herein may not be comparable to other similarly titled measures used by other companies. Please refer to the next slide of this presentation for definitions of these non-GAAP financial measures and the appendix of this presentation for reconciliations of Adj. EBITDA and Adj. EBITDA margin to the nearest GAAP measures. This presentation does not include reconciliations of Adjusted EBITDA and Adjusted EBITDA margin to the most comparable GAAP financial measures on a forward-looking basis because KBR and Trinzic are unable to predict with reasonable certainty all of the components required to provide such reconciliations, including the ult imate outcome of legal proceedings, unusual gains and losses, and acquisition- related expenses without unreasonable effort, which could be material to Trinzic’s results computed in accordance with GAAP.

4 Non-GAAP Definitions Adjusted EBITDA is defined as net income (loss) attributable to Trinzic, adjusted to exclude net (income) loss from discontinued operations, net of tax, and net income (loss) attributable to noncontrolling interest included in discontinued operations. Further adjustments add back interest expense, other non-operating expense (income), provision for income taxes, depreciation and amortization, and certain discrete items set forth below that have been identified by management as not reflective of the business’s core operating performance. Certain of these items may also be non-recurring, may not be cash expenses, and/or may fluctuate from period to period based on factors that are not within our control (e.g., changing market and economic conditions). Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by revenue.

A Bold New Chapter Stuart Bradie President & Chief Executive Officer, KBR 5

Introducing Trinzic: The Bold. Connected. Michael LaRouche President & Chief Executive Officer-Designate, Trinzic Nicholas Veasey Chief Financial Officer- Designate, Trinzic 6

7

Trinzic is strong, successful, and respected with solutions across a range of missions that matter Key Questions Up Front NASA Insourcing • Expect impact to end in 4Q2026 • Remains large portion of portfolio • Some programs growing • Pursuing new contracts with strong alignment with growth strategy AI Impact • Used internally to streamline operations • Used with customers to accelerate delivery and increase output UK and Australia Defense Plans • Good for Trinzic • UK 400 billion / 4yrs • AUS 70 billion on capability uplift / 4yrs • #1 strategic supplier (of 39), per UK Govt • UK and AUS need private financing – Trinzic runs best and most valuable PFI 2 deals in UK US Midterm Election • Watching carefully • Reconciliation bill - estimate low risk • Trinzic portfolio positioned in growing markets with bipartisan support: space, intelligence, system modernization NSF1 Antarctica • Re-awarded • Transition underway and lasts for several months • Revenue starts in 4Q2026 • Revenue is seasonal with increase in summer months (Nov-Feb) 54321 1 National Science Foundation 2 Private Finance Initiative 8

NOVEMBER 12, 2026 Agenda Operational Excellence • Stuart Bradie | President & CEO, KBRWelcome Introducing Trinzic Capabilities, Markets, and Growth Priorities • Doug Hill • Paul O’Shaughnessy • Todd May • Jay Lennon • Nic Maan • Erik Biebighauser • Nicholas Veasey | CFO-DesignateFinancial Overview • Trinzic Leadership TeamQ&A • Michael LaRouche | President & CEO-Designate • Michael LaRouche | President & CEO-Designate • Nicholas Veasey | CFO-Designate 9

OPENING THE APERATURE OF TRINZIC'S CAPABILITIES



INTEGRATED AIR & MISSILE DEFENSE



HEALTH & HUMAN PERFORMANCE



LEGACY & NEXT-GEN PLATFORM ENGINEERING



MISSION-ENABLED IT



INTELLIGENCE INFRASTRUCTURE & OPERATIONS



MILITARY READINESS & TRAINING



INTELLIGENCE COLLECTION & ANALYSIS



NUCLEAR & STRATEGIC INFRASTRUCTURE



ELECTROMAGNETIC SPECTRUM OPERATIONS



SPACE SYSTEMS INTEGRATION



DEFENSE & CIVILIAN MEDICAL



SUPPLY CHAIN & ASSET MANAGEMENT


TRINZIC

MILITARY & CIVIL OPERATIONS



CIVIL SPACE



C5ISR INTEGRATION & SUSTAINMENT[1]

1 Command, Control, Computers, Communications, Cyber, Intelligence, Surveillance, and Reconnaissance

TRINZIC THE BOLD. CONNECTED.™ 10

11

Trinzic *Fundamentals*

NATIONAL SECURITY, SPACE, AND TECHNOLOGY

2016 | STARTING POINT

~$0.7B
REVENUE

→

LTM Q3 2026 | TODAY

~$5.1B
REVENUE

$17.3B Backlog

Global Mission Ops. & Sustainment	33%	Health & Human Performance	8%
Space & Intelligence	30%	Defense Systems Modernization	29%

Scaled through organic growth and eight acquisitions over the last 10 years. Diversified across enduring and priority markets

SOVEREIGN OPERATIONS WITH GLOBAL REACH

Australia | United States | United Kingdom

18,000+
Workforce

7,500+
National Security Clearances

3,000+
Veterans[1]

4,000+
Advanced Degrees

Highly skilled workforce with intrinsic domain knowledge providing full lifecycle solutions, including 30% Research and Development (R&D), engineering, and integration

1 Includes reservists and military spouses

TRINZIC THE BOLD. CONNECTED.™ 12

13

14 CFO Takeaways Connecting our strengths more effectively to create sustainable growth and long-term shareholder value OUR FOUNDATION IS ALREADY IN PLACE • Revenue visibility • Significant backlog • Well-positioned globally CREDIBLE PATH TO SUSTAINABLE GROWTH • Disciplined contract execution • Capability transfer • New business conversion • Agile Partner • Rapidly Deploy CASH GENERATION IS INTRINSIC DISCIPLINED, TRANSPARENT CAPITAL ALLOCATION • Capital light • Cash conversion • High renewal rates • Near-term deleverage priority • Focused internal investment • Flexibility for acquisition • Resilient adjusted EBITDA • Prioritizing revenue growth • Margin expansion is an opportunity ADJUSTED EBITDA DOLLAR GROWTH

15

Paul O’Shaughnessy Vice President, Trinzic UK Doug Hill President, Trinzic US $127 Billion Total Addressable Market (TAM) Global Mission Operations & Sustainment PROVEN. GLOBAL. SCALABLE. Integrated logistics, base operations, infrastructure modernization, and asset management that enable defense and scientific missions worldwide, from enduring installations to expeditionary operations in remote and austere environments. $1.7 Billion 33% of LTM Total Trinzic Revenue 30+ Countries Operational Footprint Today 16

17 Global reach. Trusted, sovereign execution. Optimized by AI-enabled planning, analytics, and automation. Persistent Readiness Demand Customers require continuous asset availability, operational continuity, and rapid-response capacity Long-Duration Programs Growing demand for support through private finance initiatives and dedicated funding drives partnership continuity Integrated Mission Delivery Operations, supply chain, infrastructure, and sustainment are managed as one mission system Failure is Not an OptionModernize What Exists Connect What’s Next Complex Operating Environments Missions span austere locations, secure facilities, and multi-partner delivery networks R&D, Concept Dev., & Advanced Science Rapid Capability Development & Testing Systems Integration Mission Operations & SustainmentEngineeringMission Lifecycle Global Mission Operations & Sustainment

18 Trinzic’s advantage combines mission knowledge, technology innovation, and rapid commercial models Mission-Proven Experience Decades of successful execution in some of the world's most demanding operational environments Data-Driven Workforce Solutions Leveraging data and AI at scale to optimize workforce readiness and mission execution Large-Scale Program Delivery Demonstrated success supporting complex, high-value private finance initiatives bringing $12B to the UK with contractual runway to 2041 Consistent Execution Trust Deepens Insight Adjacent Growth Potential Mission Capability Integration Trinzic Competitive Advantage

Intelligence Infrastructure & Operations Supply Chain & Asset Management Military & Civil Operations Nuclear & Strategic Infrastructure Expand into infrastructure and operations solutions to classified mission facilities on a global scale Estimated US, UK, European, and Australian annualized spend growing by $5B+ Leverage existing large global logistics platforms with an average remaining duration of 10 years to grow US, UK, and Australian military and homeland defense integrated solutions Expand UK naval base and nuclear sustainment and submarine decommissioning, which the MoD plans to spend $9B over the next 4 years Proven capabilities unlock significant growth across customers, missions, and geographies GROWTH PRIORITIES 19

20 // Global Volatility Drives Enduring Demand Trinzic’s scale, global reach, and staying power support enduring critical missions. Established customer access and a proven, repeatable readiness model position us to deliver. Global Mission Operations & Sustainment

$27 Billion Total Addressable Market (TAM) READY. RESILIENT. RELENTLESS. Integrated medical, behavioral health, and human performance solutions that apply research and specialized care to optimize astronaut and warfighter readiness, support recovery, and strengthen resilience for mission-critical personnel and their families. $400 Million 8% of LTM Total Trinzic Revenue 25,000 USSOCOM1 Personnel Supported Health & Human Performance Todd May Senior Vice President, Trinzic US 1 U.S. Special Operations Command 21

22 Proven human performance capabilities extend from space exploration to military readiness R&D, Concept Dev., & Advanced Science Rapid Capability Development & Testing Systems Integration Mission Operations & SustainmentEngineeringMission Lifecycle Failure is Not an OptionModernize What Exists Connect What’s Next Human Space Flight Comprehensive health and human performance and training for US and commercial astronauts Long-Term Sustainment Spacesuit development, testing, and sustainment. Altitude chambers and centrifuges operations Cutting-Edge R&D Support Nobel class research – space effects and countermeasures, traumatic brain injury Integrated Physical & Mental Health Holistic approach to improving physical health, mental resilience, and human performance Health & Human Performance

23 At-scale, global delivery, converging data and AI with deep mission experience that cannot be unplugged Human Performance Expertise Decades of support to the world’s most highly trained and mission-critical personnel Applied Research & Innovation Continuous investment in research, development, and applied science to advance human performance Integrated Health Solutions Holistic, technology-enabled medical and behavioral health solutions across the continuum of care Global Operational Agility Rapidly mobilizing skilled personnel and resources to meet mission needs worldwide Trinzic Competitive Advantage

Decades of expertise and innovation enable differentiated delivery at scale Defense & Civilian Medical Leverage embedded positions in DHA1 and other agencies; expand USAF human performance NASA Health & Human Performance Leverage expertise for lunar campaign and expand to commercial space market Military Readiness & Training Expand beyond USSOCOM to broader US and international military customers GROWTH PRIORITIES 1 Defense Health Agency 24

25 // Emerging Need for Personnel Readiness & Resilience Trinzic’s cutting-edge approach to operator readiness is extending globally, driving demand in human performance science, training, medical, and behavioral health. Health & Human Performance

Space & Intelligence SENSE. MAKE SENSE. ACT. Military, civil, and human space and intelligence solutions spanning systems and mission engineering, satellite communications, space exploration, and advanced intelligence analysis. Nic Maan Vice President, Trinzic Australia Jay Lennon President, Trinzic US $41 Billion Total Addressable Market (TAM) $1.5 Billion 30% of LTM Total Trinzic Revenue 40,000 Global Users 26

27 Global demand for resilient space architectures, secure connectivity, and actionable intelligence R&D, Concept Dev., & Advanced Science Rapid Capability Development & Testing Systems Integration Mission Operations & SustainmentEngineeringMission Lifecycle Failure is Not an OptionModernize What Exists Connect What’s Next Increasing System Complexity Customers must integrate expanding constellations, ground systems, terminals, sensors, and command- and-control environments Resilient Secure Connectivity Military and intelligence missions require protected communications and interoperable architectures across space, ground, and terminal systems Sovereign Allied Capability US allies now demand vendor-agnostic, locally integrated, and supported space and command-and-control capabilities Faster Intelligence-to-Action The value of space data depends on the ability to fuse, interpret, and deliver it to operational users Space & Intelligence

28 Flexible Integration Vendor-agnostic solutions designed around mission requirements, not product constraints Space Mission Expertise Advanced space domain awareness through integrated space and terrestrial sensing, tracking 30,000 entities daily Proven Customer Access 5,000 individuals supporting deep engineering and integration presence across DoW, civil, and classified space programs Trusted Partnerships Global reach and local execution that create enduring customer relationships as a Tier 1 integrator in Australia Trinzic enables complex, multi-vendor, multi-mission environments to work as one Trinzic Competitive Advantage

Trinzic is positioned for growth acceleration through strong customer alignment, funding, and established expertise Civil Space Space Systems Integration Intelligence Collection & Analysis Electromagnetic Spectrum Operations Space integration is a durable, high-growth market to expand our existing franchise position in the US and Australia — $5b+ Australian market as a Tier 1 integrator Global intelligence budgets continue to grow significantly as national security demands continue to expand Investment will grow by 57% in FY27, driven by scaled fielding, integration, and sustainment Build on our established civil space mission expertise to pursue lunar and commercial space opportunities GROWTH PRIORITIES 29

30 // Contested Space Drives Need for Decision Speed Trinzic enables complex, multi-mission environments to work as one. Our integration expertise, advanced analytics, and mission tools rapidly turn data into actionable intelligence, delivering decision advantage. Space & Intelligence

$121 Billion Total Addressable Market (TAM) $1.5 Billion 29% of LTM Total Trinzic Revenue 8 Years Autonomous Systems Integration Defense Systems Modernization LEGACY TO NEXT-GEN Rapidly adopting emerging technologies to connect existing and next-generation platforms across the mission lifecycle and enable faster, more effective mission outcomes amid accelerating battlefield transformation. Erik Biebighauser Senior Vice President, Trinzic US 31

32 Trinzic delivers digital fusion to accelerate modernization, integration, and mission impact Battlefield Complexity Emerging technologies are transforming the battlefield at an unprecedented pace, challenging legacy capabilities Digital Integration Innovation Open, digital architectures define interfaces and accelerate integration across the mission lifecycle Interoperability Imperative Legacy and next-generation systems must function seamlessly across many vendors and allied markets Failure is Not an OptionModernize What Exists Connect What’s Next Urgent Global Security Priority Allied government investment is surging, driven by the recognition that global stability is at risk R&D, Concept Dev., & Advanced Science Rapid Capability Development & Testing Systems Integration Mission Operations & SustainmentEngineeringMission Lifecycle Defense Systems Modernization

33 Trinzic’s advantage combines mission knowledge, technology innovation, and rapid commercial models Mission Trust Intimate mission knowledge and customer trust to integrate solutions across the development lifecycle Applied Innovation Innovation in applied technologies that accelerate digital integration and operational impact Agile Delivery Flexible contracting models that accelerate acquisition across services, solutions, and products Trinzic Competitive Advantage

GROWTH PRIORITIES

Integrated Air & Missile Defense



FY27 US Army budget for expanded missile defense surging 66% to $12B

C5ISR Integration & Sustainment



FY27 spending growth projected at +20% to ~$45B across US, UK, and AUS markets

Legacy & Next-Gen Platform Engineering



Growth driven by autonomous systems integration and extended service life across many legacy platforms

Mission-Enabled Information Technology



Visibility to $1B+ in new direct awards driven by underlying tech innovations over the next 18 months

Trinzic holds differentiated positions with strong growth visibility across these priority mission areas

TRINZIC THE BOLD. CONNECTED.™ 34

Next-Gen Modeling & Simulation Fusion

PROOF POINT



GEMSTONE // AI-POWERED DIGITAL INTEGRATION

TRINZIC COMPETITIVE ADVANTAGE

GEMSTONE is a breakthrough solution to a longstanding modeling and simulation challenge: integrating disconnected models and analysis across multiple classification levels. It's an open technology AI platform that automatically connects environments for accelerated insights across programs.

THE IMPACT

$330K → $100M Program

Four-year USAF project awarded in early 2026, scaling across DoW

Months to Days

AI-automated modeling connectivity generates insights in drastically reduced timeframes from months to days

Breakthrough AI platform built to scale across customers, missions, and security environments

TRINZIC THE BOLD. CONNECTED.™ 35

36 Trinzic’s FIREFLY counter-drone laser system delivers innovation to meet a critical threat Directed Energy Drone Defense FIREFLY is a mature, industry- leading high-energy laser system proven to defeat Class 1-3 unmanned aerial systems (UAS) • Modular architecture – field maintainable • Successful DoW testing • Configurable: 2.5, 5, 10, 20, and 30 kW variants Selected by Pentagon Task Force One of four directed energy systems chosen for counter- drone pilot program $3.1B Demand Signal The Pentagon's FY26 budget for counter-UAS capabilities and global demand expecting to increase by 26% FIREFLY // PLATFORM ENGINEERING & INNOVATION PROOF POINT TRINZIC COMPETITIVE ADVANTAGE THE IMPACT

37 // Moving Legacy to Next-Gen at Speed Trinzic’s global footprint modernizing legacy air, land, and sea systems keeps warfighters mission- ready today while we accelerate digital fusion, integration, and mission impact into the future. Defense Systems Modernization

38 Global Mission Operations & Sustainment Defense Systems Modernization Health & Human Performance Space & Intelligence TRINZIC'S FOUR CORE MARKETS Research, digital and systems engineering, rapid prototyping, integration, and lifecycle sustainment that modernize defense platforms and mission systems, connect layered air and missile defenses, and accelerate the testing and fielding of new capabilities. Military, civil, and human space and intelligence solutions spanning systems and mission engineering, satellite communications, space exploration, and advanced intelligence analysis. Integrated medical, behavioral health, and human performance solutions that apply research and specialized care to optimize astronaut and warfighter readiness, support recovery, and strengthen resilience for mission-critical personnel and their families. Integrated logistics, base operations, infrastructure modernization, and asset management that enable defense and scientific missions worldwide, from enduring installations to expeditionary operations in remote and austere environments. US // UK // AUSTRALIA US // UK US // UK // AUSTRALIAUS // UK // AUSTRALIA

39 Operational excellence in attractive markets with relevant capabilities to produce better outcomes CHANGE. ADAPT. MODERNIZE. Trinzic has attractive potential. To capture that potential, we will run the company differently. We are already implementing improvements in our pursuit of operational excellence. Future-focused strategy execution with ready-now investment for technical integration, powered by automation Streamline operations using principles of agile methodology to eliminate rework and delays and to create efficiency Expand data access and provide automated courses of action to decisive leadership Operational Excellence Modernizing Growth Streamlining Operations Better, Faster Decisions Increased differentiation and speed for profitable growth Efficiency creates optionality for margin, competitiveness, and expansion Creating decision advantage within Trinzic

Financial Overview Nicholas Veasey Chief Financial Officer-Designate, Trinzic 40

Our Foundation is Already in Place Credible Path to Sustainable Growth EBITDA Dollar Growth Cash Generation is Intrinsic Disciplined, Transparent Capital Allocation 41

42 Global Scale DIVERSIFIED WITH AN UNMATCHED GLOBAL FOOTPRINT K E Y H I G H L I G H T S $5.1B 2026 Revenue LTM Q3 2026 4.4% 2023 – 2025 Revenue CAGR 9.5% 2026 Adj. EBITDA Margin LTM Q3 2026 $483M 2026 Adj. EBITDA LTM Q3 2026 0.5% 2023-2025 CapEx % of sales D I V E R S I F I E D M I X Revenue and Adj. EBITDA by Sovereign Location U.S. , 86% U.K. & Australia, 14% U.S. Army, 31% U.S. Air Force, 26% U.S. Navy, 20% U.S. Space Force, 8% Classified, 7% USSOCOM, 4% Other, 4% U.S. DoW, 64% Comm. & Infra., 2% Civilian USG, 19% U.K. & Australia, 15% Revenue by Customer and DoW Agency Breakout U.S. , 78% U.K. & Australia, 22% 59% 15% 26% CONTRACT TYPE (Q3 2026) Cost Plus T&M FFP

43 INSOURCED NASA REVENUE CREATES A ~4% HEADWIND IN 2027 2027 REVENUE UNDERPINNED BY 80% WORK UNDER CONTRACT 99% 80% 6% 1% 14% 2026E 2027E Existing Recompetes New Business 2026 Revenue ~$200M $8B Antarctica (ASESC) win underpins near- term growth visibility 3.4x backlog and options to revenue multiple positions Trinzic near the top of the peer list Low recompete volume over the next three years sharpens focus on new business growth Trinzic’s revenue visibility provides a stable base for growth opportunities Revenue Visibility

EBITDA Strength

ADJUSTED EBITDA GROWTH ($MM)



%
Revenue
7.4%
7.7%
8.4%
9.5%
+11.6% CAGR
$357
$400
$444
$483
FY2023
FY2024
FY2025
LTM Q3 2026

CONTINUING RESOLUTIONS

- Mission-critical DoW work
- Immaterial impact from cancellation or de-scoping

GOVERNMENT SHUTDOWNS

- Minimal operational and financial impact in 2019 & 2025

OTHER POLICY CHANGES

- Resilient across administrations
- Supported by enduring government priorities

Top 10 contracts are diversified by mission focus and geographic funding source

Sovereign market development is converting into higher-margin growth

Separation drives a more efficient cost structure and strategy

M&A augmented the margin profile and mix of contracts

Trinzic's resilient portfolio drives EBITDA growth and margin expansion opportunity

TRINZIC
THE BOLD. CONNECTED.™
44

Durable Cash Generation 45 CONSISTENT DRIVERS OF CASH GENERATION Adjusted EBITDA Growth Outpaced Revenue Growth 11.5% CAGR FY23-FY25 52→48 Days Reported DSO* 2024 to Q3 2026 Capital-Light Model <1% CapEx / Revenue Trinzic GENERATED $700M of Operating Cash Flow From 2023-2025 BEFORE proforma interest expense 119% OCF / Net Income Conversion FY23-FY25 Cumulative *Reported DSO calculated using period-end accounts receivable, contract assets, and revenue for the applicable period. Durable earnings growth, disciplined working capital, and low capital intensity support strong cash conversion

Capitalization and Capital Allocation 46 LEVERAGE OBJECTIVE Prioritize debt reduction Invest in organic growth Disciplined M&A is expected to be accretive, focused on mission-critical technologies Opportunistic share repurchases Dividend strategy development CAPITAL ALLOCATION PRIORITIES ≤ 2.5x targeted near-term net leverage via cash flow generation and earnings growth Expected Net Leverage at Separation Target Net Leverage ~3.15x ≤2.5x Deleveraging creates capacity for disciplined growth investment Near-Term Medium-Term

Global Mission Operations & Sustainment Defense Systems Modernization Health & Human Performance Space & Intelligence GROWTH MARKET CAGRs $127B TAM FY 2026E 3-4% Multi-Year Market Estimate1 $1.7B 33% LTM Total Trinzic Revenue $27B TAM FY 2026E 3-5% Multi-Year Market Estimate1 $400M 8% LTM Total Trinzic Revenue $41B TAM FY 2026E 5-7% Multi-Year Market Estimate1 $1.5B 30% LTM Total Trinzic Revenue $121B TAM FY 2026E 4-6% Multi-Year Market Estimate1 $1.5B 29% LTM Total Trinzic Revenue 1: Third Party Market Compound Annual Growth Rates supplied by ARENA Strategic Advisors 47

48 Consistent execution will unlock meaningful shareholder value 2027–2029 Investor Day Targets 3%-6% 3-year Revenue CAGR* * Excluding NASA Insourcing 9%+ Adjusted EBITDA Margin >$700M Cumulative Operating Cash Flow ≤2.5X Net Leverage

Closing Remarks Michael LaRouche President & Chief Executive Officer-Designate, Trinzic 49

Why Trinzic? *Why Now?*

Opportunity to invest in a new stand-alone business strongly positioned in national security, space, and technology with a mission-focused growth engine

Market Alignment

- $300B+ addressable market
- Positioned with strength in global priorities
- Exceptional customer access
- Intrinsic mission expertise

Technology-Forward

- Applying automation
- Investing in integration technology
- Deploying technology to streamline operations

Embedded Product Optionality

- Positioned to invest and scale higher-margin integrated hardware and software solutions
- Progressing products like Firefly, Iron Stallion, and Gemstone

Durable Base

- At-scale, diversified portfolio
- Strong, multi-year backlog
- Limited near-term recompetes
- Continued on-contract growth

Growth Engine

- Modernizing growth actions
- Speed with OTA/Phase III/CSOs[1]
- Private investment experience
- Leading contract vehicle access

EBITDA Expansion

- Multi-year revenue and EBITDA dollar growth
- At-scale operating leverage
- Efficiency gains post-spin

Cash Generation

- Durable, predictable contracts
- Capital-light model
- Favorable working capital
- Strong cash conversion

Unlocking the potential in a business that is positioned in global defense and national security priorities

1 Other Transaction Authority (OTA) Commercial Solutions Opening (CSO)

TRINZIC THE BOLD. CONNECTED.™ 50

51

Q&A Trinzic Leadership Team 52

Appendix 53

in $MM FY2023A FY2024A FY2025A LTM Q3 2026A Net income attributable to Trinzic $82 $228 $245 $295 Net (income) loss from discontinued operations, net of tax 1 (2) 55 (4) Net income (loss) attributable to noncontrolling interests included in discontinued operations — 1 (19) — Net income attributable to Trinzic from continuing operations $83 $227 $281 $291 Interest expense 20 19 13 10 Other non-operating expense 10 2 1 4 Provision for income taxes 50 70 82 89 Depreciation and amortization 75 89 103 99 Acquisition, integration and restructuring 4 16 7 4 Legacy legal fees and settlements 155 24 — — Lease right-of-use asset impairment — — — 15 Share of JV interest, tax, and D&A — — — 8 Net periodic pension benefit (40) (47) (43) (37) Adjusted EBITDA $357 $400 $444 $483 Adjusted EBITDA Margin 7.4% 7.7% 8.4% 9.5% Adjusted EBITDA non-GAAP reconciliation 54

55 Gabe Butler Vice President, Investor Relations-Designate gabriel.butler@us.kbr.com Kimberly Schwandt Vice President, Marketing and Communications-Designate kimberly.schwandt@kbr.com Investors Media Contact Information